Exhibit 99.1

FISCALNOTE RECEIVES CONTINUED

LISTING STANDARD NOTICE FROM NYSE

WASHINGTON, D.C. – Friday, November 29, 2024 – FiscalNote Holdings, Inc. (NYSE: NOTE) (“FiscalNote” or the “Company”), a leading AI-driven enterprise SaaS technology provider of policy and global intelligence, announced today that it received notification from the New York Stock Exchange (“NYSE”) on November 25, 2024 that FiscalNote is no longer in compliance with the NYSE continued listing standard that requires listed companies to maintain an average closing share price of at least USD $1.00 over a consecutive 30 trading-day period. FiscalNote is in compliance with all other NYSE continued listing standards.

The Company is evaluating all options to address this matter. In parallel, the Company remains focused on providing AI-driven legal and regulatory insights to its more than 4,000 global customers as they tackle the ongoing challenges of constant change and increased complexity brought about by accelerated regulatory and legislative policymaking, the realities of recent electoral changes in the U.S. and E.U., and the arrival of thousands of newly-elected and appointed stakeholders. The Company’s senior executives continue to be engaged in proactive outreach to current and prospective investors, while remaining focused on generating increased profitability and executing on FiscalNote’s plans to drive sustainable, profitable growth by delivering best-in-class product experiences, further simplifying its portfolio, identifying additional operational efficiencies, and reducing debt.

The NYSE’s notification does not affect FiscalNote’s business operations or its Securities and Exchange Commission reporting requirements, has no immediate effect on the listing of the FiscalNote’s common stock on the NYSE, and does not conflict with or cause an event of default under the Company’s material debt agreements. Under the NYSE’s rules, FiscalNote has a period of six months from receipt of the notice to regain compliance with the minimum share price requirement. FiscalNote’s Class A common stock will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with other NYSE continued listing standards. FiscalNote intends to regain compliance with the NYSE’s listing standards and, as required by the NYSE, intends to respond to the NYSE within ten business days with respect to its intent to cure the deficiency.

About FiscalNote

FiscalNote (NYSE: NOTE) is a leader in policy and global intelligence. By uniquely combining data, technology, and insights, FiscalNote empowers customers to manage political and business risk. Since 2013, FiscalNote has pioneered technology that delivers critical insights and the tools to turn them into action. Home to CQ, Dragonfly, Oxford Analytica, VoterVoice, and many other industry-leading brands, FiscalNote serves thousands of customers worldwide with global offices in North America, Europe, Asia, and Australia. To learn more about FiscalNote and its family of brands, visit FiscalNote.com and follow @FiscalNote.

Safe Harbor Statement

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “pro forma,” “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors are discussed in FiscalNote’s SEC filings, including its most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports. Any forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts:

Media

Nicholas Graham

FiscalNote

press@fiscalnote.com

Investor Relations

Bob Burrows

FiscalNote

IR@fiscalnote.com

Source: FiscalNote